                                                                   Exhibit 24(a)
                                                                   -------------

                               POWER OF ATTORNEY
                               -----------------

              KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC., a Hawaii corporation (the "Company"), for itself and as the sole general partner of HEI Preferred Funding, LP, a Delaware limited partnership, and as sponsor and owner of all the Common Securities of each of HAWAIIAN ELECTRIC INDUSTRIES CAPITAL TRUST I, a Delaware business trust, HAWAIIAN ELECTRIC INDUSTRIES CAPITAL TRUST II, a Delaware business trust, and HAWAIIAN ELECTRIC INDUSTRIES CAPITAL TRUST III, a Delaware business trust (each a "Trust"), and the officers and directors of the Company whose names are signed below, hereby constitute and appoint ROBERT F. CLARKE, ROBERT F. MOUGEOT, CONSTANCE H. LAU, DAVID J. REBER and GREGORY R. KIM, all of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys-in-fact and agents, and for its and their behalf in each of the foregoing capacities, and in its and their name, place and stead, to do and perform any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys-in-fact and agents or any of them may deem necessary or advisable to be done to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") or any other regulatory authority in respect thereof, in connection with the registration under the Securities Act of up to $300,000,000 of the Debt Securities, Preferred Stock and Common Stock of the Company, and of the Trust Originated Preferred Securities of the Trusts and related Partnership Preferred Securities of the Partnership, and the related Guarantees of the Company, including specifically but without limiting the generality of the foregoing, full power and authority to sign and file in the name of and on behalf of the Company and in the names of the undersigned officers and directors thereof, in the capacities indicated below, the registration statement on Form S-3 relating to such securities and to any and all amendments (including pre- and post-effective amendments) and supplements to said registration statement and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid and all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and attested by its Secretary, and the undersigned officers and directors of the Company have hereunto set their hands, as of the 19th day of December, 1996. This Power of Attorney may be executed in any number of counterparts by the Company and by any one or more of the officers and directors named below.

ATTEST:                                HAWAIIAN ELECTRIC INDUSTRIES, INC.


  /s/ Betty Ann M. Splinter            By  /s/ Robert F. Clarke
 ---------------------------------         ------------------------------------
 Betty Ann M. Splinter                     Robert F. Clarke
 Secretary                                 President and Principal
                                           Executive Officer

                                       By  /s/ Robert F. Mougeot
                                           ------------------------------------
                                           Robert F. Mougeot
                                           Financial Vice President
                                           and Principal Financial Officer


  /s/ Robert F. Clarke                     President, Principal Executive
 ---------------------------------         Officer and Director
 Robert F. Clarke

  /s/ Robert F. Mougeot                    Financial Vice President and
 ---------------------------------         Principal Financial Officer
 Robert F. Mougeot

  /s/ Curtis Y. Harada                     Controller and Principal
 ---------------------------------         Accounting Officer
 Curtis Y. Harada

  /s/ Don E. Carroll                       Director
 ---------------------------------
 Don E. Carroll

  /s/ Edwin L. Carter                      Director
 ---------------------------------
 Edwin L. Carter

  /s/ John D. Field                        Director
 ---------------------------------
 John D. Field

  /s/ Victor Hao Li                        Director
 ---------------------------------
 Victor Hao Li

  /s/ Richard Henderson                    Director
 ---------------------------------
 Richard Henderson

  /s/ T. Michael May                       Director
 ---------------------------------
 T. Michael May

  /s/ Bill D. Mills                        Director
 ---------------------------------
 Bill D. Mills

                                           Director
----------------------------------
A. Maurice Myers


  /s/ Ruth M. Ono                          Director
----------------------------------
Ruth M. Ono


  /s/ Diane J. Plotts                      Director
----------------------------------
Diane J. Plotts


  /s/ James K. Scott                       Director
----------------------------------
James K. Scott


  /s/ Kelvin H. Taketa                     Director
----------------------------------
Kelvin H. Taketa


  /s/ Oswald K. Stender                    Director
----------------------------------
Oswald K. Stender


  /s/ Jeffrey N. Watanabe                  Director
----------------------------------
Jeffrey N. Watanabe